Exhibit 10.17


                                    AGREEMENT

     THIS AGREEMENT (the "Agreement") is entered into as of this 1st day of April 2006, by and between Emerging Markets Consulting, LLC, a Florida limited liability company (herein referred to as "EMC") and Intraop Medical Corporation, a Nevada corporation (herein referred to as "the Company").

                                    RECITALS
                                    --------

A. Whereas, the Company routinely provides information about its business to various parties to further its business and opportunities ("the Company Information");

B. Whereas, the Company requires assistance with the design, development, and dissemination of the Company Information;

C. Whereas, EMC has experience in assisting entities similar to the Company in developing and disseminating the Company Information; and

D. Whereas, the Company desires to engage EMC to assist in the development and dissemination of the Company Information and EMC desires to accept the engagement upon the terms and conditions set forth herein.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

     1. Appointment and Engagement. The Company hereby appoints and engages EMC as and EMC hereby accepts such appointment and engagement, subject to the terms and conditions set forth in this Agreement.

     2. Services to be provided by EMC. EMC shall provide the services described on Exhibit A attached hereto and incorporated herein by reference (the "Description of Services"). EMC and the Company shall update the Description of Services on a periodic basis, as necessary. EMC shall perform such services in a professional and timely manner as described in the Description of Services.

     3. Term of Agreement. This Agreement shall become effective upon execution hereof and remain in effect for a period of six months thereafter. This Agreement shall automatically be renewed for one additional six (6) month term ("the Renewal Term") unless either the Company or EMC delivers written notice to the other party not less than ten (10) days prior to the expiration of the current term that it intends to terminate the Agreement at the end of such term. Notwithstanding the foregoing, the Company may terminate this Agreement in its entirety on the three (3) month anniversary of the date of this Agreement if the Company, in its reasonable discretion, is not satisfied with the performance of EMC under this Agreement by delivering written notice of such termination to EMC not less than five (5) days prior to the end of such three (3) month term.

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     4.  Compensation.  The  Company  hereby  agrees  to pay EMC  the  following compensation ("the fee") during the term of this Agreement

          (a) Ten thousand dollars ($10,000) per month payable on the first day of each month in advance of each respective month for which services are to be rendered during the six month term of this agreement; and if this agreement is renewed, ten thousand dollars ($10,000) per month payable on the first day of each month in advance of each respective month for which services are to be rendered for each month for the Renewal Term.

          (b) Two hundred thousand (200,000) restricted shares of the Company's common stock (the "Shares") as follows: (i) 100,000 shares shall be delivered to EMC upon the execution of this Agreement; and (ii) one hundred thousand (100,000) shares shall be delivered to EMC upon the first day of the Renewal Term;

          (c) 100,000 cashless common stock purchase warrants (the "Warrants"). The Warrants shall vest upon execution hereof, have an exercise price of $1.00 per share and be exercisable from the date of execution hereof until the expiration of five years. The form of Warrant is attached hereto as Exhibit B.

     (d) Upon the first day of the Renewal Term of this agreement, EMC shall receive100,000 cashless common stock purchase warrants (the "Warrants") which shall vest immediately, have an exercise price of $1.15 per share and be exercisable by EMC from the date of execution hereof until the expiration of five years.

     The Shares,  the  Warrants  and the shares of Common  Stock  issuable  upon
exercise  of  the  Warrants  are   collectively   referred  to  herein  as  "the
Securities."

     (e) Upon delivery of any portion of the fee paid either in cash or securities to EMC, that portion of the fee shall be deemed earned and non-refundable and is paid to EMC for the purpose of assuring EMC's availability to perform the services set forth on Exhibit A hereto.


     5. Securities Matters. EMC hereby represents, warrants and agrees as follows:

          (a) Purchase Entirely for Own Account. The Securities will be acquired for investment for EMC's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that EMC has no present intention of selling, granting any participation in, or otherwise distributing the Securities.

          (b) Reliance on Representations. EMC understands that the Securities are not registered under the Securities Act of 1933, as amended (the "1933 Act") on the grounds that the sale provided for in this Agreement and the issuance of Securities hereunder is exempt from registration under the Act pursuant to
Section 4(2) thereof and Rule 506 of Regulation D promulgated thereunder, and that the Company's reliance on such exemption is predicated on EMC's representations set forth herein.

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          (c)  Disclosure of  Information.  EMC believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Securities. EMC further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of Securities and the business, properties, prospects and financial condition of the Company.

          (d) Investment Experience. EMC is a sophisticated investor and acknowledges that it is able to fend for itself, himself or herself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. EMC has not been organized for the purpose of acquiring the Securities.

          (e) Accredited Investor. EMC is an "accredited investor" within the meaning of Securities and Exchange Commission ("SEC") Rule 501 of Regulation D, as presently in effect.

          (f) Restricted Securities. EMC understands that the Securities it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act, only in certain limited circumstances. In this connection, EMC represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act.

          (g) Further Limitations on Disposition. For a period of two years from the date hereof, without in any way limiting the representations set forth above, EMC further agrees not to make any disposition of all or any portion of the Securities unless and until:

               (i) There is then in effect a registration statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

               (ii) EMC shall have notified the Company of its proposed disposition in reliance upon Rule 144, and (ii) if reasonably requested by the Company, EMC shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the 1933 Act. It is agreed that the Company will not require opinions of counsel from EMC for transactions made pursuant to Rule 144, except in unusual circumstances and in such instance, the cost of such opinion shall be borne by the Company.

               (iii) Notwithstanding the provisions of Subsections (i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by EMC that is a partnership to a partner or affiliated partnership or fund, of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his or her spouse

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or to the siblings,  lineal  descendants  or ancestors of such partner or his or her spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were an original purchaser hereunder.

          (h) Legends. It is understood that the certificates evidencing the Securities may bear a legend in substantially the following form:

"THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."


          (i) Rule 144 and Resale. Upon EMC notifying the Company and providing, at its expense, an opinion of counsel that the Securities are eligible for resale under Rule 144 promulgated under the 1933 Act (including any Rule adopted in substitution or replacement thereof), the Company will allow such sale or transfer and not interfere in any way with such sale or transfer. If any certificate representing the Securities is presented to the Company's transfer agent for registration or transfer in connection with any sales theretofore made in compliance with the securities laws, whether because the Securities are subject to an effective registration statement under the 1933 Act or are eligible for resale under Rule 144 provided such certificate is duly endorsed for transfer by the appropriate person or accompanied by a separate stock power duly executed by the appropriate person and guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee Medallion program), pursuant to SEC Rule 17Ad15. in each case, the Company will promptly instruct its transfer agent to allow such transfer and to issue one or more new certificates representing such Securities to the transferee. All costs of such transfer shall be borne by the Company including the costs of any legal opinion. The Company shall fully comply with any and all federal or state securities laws, rules and regulations governing the issuance of any such Securities or the resale by EMC.


     6. Reports Under Securities Exchange Act of 1934. With a view to making available to EMC the benefits of Rule 144 promulgated under the 1933 Act and any other rule or regulation of the SEC that may at any time permit EMC to sell securities of the Company to the public without registration, the Company agrees to:

          (a) use its best efforts to make and keep public information available, as those terms are understood and defined in Rule 144;

          (b) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the Securities Exchange Act of 1934, as amended (the "1934 Act"); and

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          (c) furnish to EMC, so long as EMC owns any Securities, forthwith upon request: (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act; (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company; and (iii) such other information as may be reasonably requested in order to permit EMC to avail itself of any rule or regulation of the SEC or any state securities authority which permits the selling of any such securities without registration.

     7. Company Information.

          (a) For purposes of this Agreement, the Company Information shall be deemed to include all information involving the Company provided to or disseminated in any fashion by EMC or the Company or which is in the public domain, including but not limited to information used in electronic media, web casts, information provided verbally or in writing, information provided to persons or entities in EMC's email address database, data and information provided to Wall Street Capital Funding, information contained in press releases concerning the Company, and information disseminated about the Company at any seminar or trade show. EMC acknowledges and agrees that the Company shall have final approval with respect to the dissemination of the Company Information including, without limitation, the nature and format of the Company Information distributed, the means of distribution and the parties to whom such Company Information is distributed.

          (b) The Company shall provide EMC, on a regular and timely basis, with all approved data and information about the Company, its management, its products and/or services, and its operations, as reasonably requested by EMC for performance of its services under this Agreement. The Company shall be responsible for advising EMC of any facts that would affect the accuracy of any prior data and information previously supplied to EMC.

          (c) The Company shall promptly provide EMC with full and complete copies of all: (a) Form 8-K, 10-QSB and 10-KSB filings with the SEC; (b) all stockholder reports and communications and press releases; (c) data and information supplied to any analyst, broker-dealer, market maker, or other member of the financial community; and (d) product/service brochures and sales materials.

          (d) EMC's services and any print or advertorial materials developed by EMC will only be used for training purposes of EMC's employees and/or for educational purposes or in connection with the Company's products and/or services and will not be used in the offer or sale of the Company's securities or in connection with any type of promotion or the Company's securities.

          (e) The Company will notify EMC contemporaneously if any information or data being supplied to EMC has not been generally released or promulgated.

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     8. Duties and Representations of Company

     a. No Pending Material Litigation or Proceedings. There are no actions, suits or proceedings pending or, to the best of the Company's knowledge, threatened against or affecting the Company at law or in equity or before or by any federal, state, municipal or other governmental department, commission, court, board, bureau, agency or instrumentality, domestic or foreign, or affecting any of the officers or directors or principal stockholders of the Company in connection with the business, operations or affairs of the Company, which might result in any adverse change in the business of the Company, or which might prevent the Company from performing the services contemplated by this Agreement.

     b. Compliance with Law and Government Regulations. The Company is in compliance, and during the term of this Agreement will be in compliance, with all applicable statutes, regulations, decrees, orders, restrictions, guidelines and standards, whether mandatory or voluntary, imposed by the United States of America, any state, county, municipality or agency of any thereof, and any foreign country or government to which the Company is subject. Without limiting the generality of the foregoing, the services contemplated by this Agreement do not and will not: (a) involve effecting transactions in any security, or inducing, or attempting to induce the purchase or sale of any security which would require the Company or its officers or employees to register under the 1934 Act; (b) activities which would require the Company or its agents to register under the Investment Advisors Act of 1940, as amended; or (c) activities which would under state regulation relating to broker-dealers or investment advisors require registration or licensing.

     c. Certain Business Practices. No officer, director, shareholder, employee, agent or other representative of the Company, or any person acting on behalf of the Company, has or will directly or indirectly, given or agreed to give or give any illegal, unethical or improper gift or similar benefit to any broker, dealer, governmental employee or other person who is or may be in a position to help or hinder the Company or influence the price of a security.

     d. The Company shall act diligently and promptly in providing materials to EMC and shall promptly inform EMC of any requested changes, misprints, errors or inaccuracies in any materials provided to or prepared by EMC. Prior to dissemination of any Company Information, the Company will review and verify all information contained therein is true and accurate in all material respects. The Company acknowledges that EMC is relying exclusively upon the information it receives from the Company and the Company acknowledges that it is responsible for the truthfulness, completeness and reliability of the information provided to the Company.

     9. Activities of EMC. EMC's activities pursuant to this Agreement or as contemplated by this Agreement do not constitute and shall not constitute acting as a securities broker or dealer or finder. Further, EMC shall not receive any compensation of any form for introducing or locating a potential investor or investor or members of the financial community to the Company.

     10. Compliance with 1933 Act Section 17(b). The Company will ensure that publishers of any publications containing the Company Information will comply with Section 17(b) of the 1933 Act regarding any publication, notice, circular, advertisement, newspaper, article, letter, investment

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service,  or  communication  describing the Company or its  securities  which is disseminated, released, circulated, or published by EMC or any other party by use of any means or instruments of transportation or communication in interstate commerce or by the use of the mails.

     11. Where Services shall be performed. EMC's services shall be performed at EMC's main office location or other such designated location as EMC deems the most advantageous for the services to be performed.

     12. EMC as an Independent Contractor, Third Parties and Conflicts. EMC is an independent contractor, and not an employee of the Company. EMC shall be responsible for all out-of-pocket costs it incurs in connection with the performance of its services under this Agreement. EMC has no authority to bind the Company or any affiliate of the Company in any manner including any legal action, contract, agreement, or purchase, and such action cannot be construed to be made in good faith. EMC is not entitled to any medical coverage, life insurance, savings plans, health insurance, or any and all other benefits afforded Company employees. EMC shall be solely responsible for any Federal, State or local taxes. EMC may use subcontractors and third parties to provide the services set forth herein at its discretion, with the prior written approval of the Company. The Company hereby acknowledges that EMC does, and shall, represent and service other and multiple clients in the same manner as it does the Company. Additionally, the Company hereby acknowledges that EMC may represent companies which compete with the Company and that this Agreement is non-exclusive with regard to EMC's services.

     13. Termination of Agreement. This Agreement may be terminated prior to the expiration of the term set forth in Section 10 herein as follows:

          (a) Upon the bankruptcy or liquidation of the other party; whether voluntary or involuntary;

          (b)  Upon the other party taking the benefit of any insolvency law;

          (c) Upon the other party having or applying for a receiver appointed for either party: or

          (d) In the event the other party is unable to perform or is in breach of any material term of this Agreement. In such instances, any fees paid to EMC shall be non-refundable.

     14. Returning Company Documents. EMC agrees that, upon termination of this Agreement, EMC shall deliver to the Company (and will not keep in EMC's possession or deliver to anyone else) any and all records, data, notes, reports, proposals, lists, correspondence, other documents or property, or reproductions of any of the aforementioned items belonging to the Company, its successors or assigns.

     15. Representations of EMC. EMC makes no representation to the Company that any Company Information will result in any enhancement or benefit to the Company.

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     16. Agreement not to Solicit EMC Employees.  The Company  acknowledges that
EMC has expended considerable time, effort and expense in training its respective employees, advisors, independent contractors, subcontractors and EMC in methods of operation, and that the foregoing will acquire confidential
knowledge  and  information  as  to  accounts,   customers,   business  patrons,
databases, as well as confidential knowledge and information concerning the methods, forms, contracts and negotiations of EMC. As such, the Company is prohibited during the term of this Agreement and for a period of one (1) year after the termination of this Agreement from soliciting any employee of EMC as a potential employee or consultant with the Company without the prior written consent of EMC, which shall not be unreasonably withheld.

     17. Miscellaneous.

     (a)   Counterparts.   This  Agreement  may  be  executed  in  two  or  more
counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed Execution Page(s) hereof to be physically delivered to the other party within five (5) days of the execution hereof, provided that the failure to so deliver any manually executed Execution Page shall not affect the validity or enforceability of this Agreement.

     (b) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

     (c) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     (d) Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding between EMC and the Company with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor EMC makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and EMC.

     (e) Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally, by responsible overnight carrier or by confirmed facsimile, and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by responsible overnight carrier or confirmed facsimile, in each case addressed to a party. The addresses for such communications shall be:

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If to the Company:
Name: Dr. Donald A. Goer
Intraop Medical Corporation
570 Del Rey Avenue
Sunnyvale, California  94085
Facsimile: (408) 636-0022

If to EMC:

Emerging Markets Consulting, LLC
126 South Bumby Ave, #A
Orlando, Florida 32803 USA
Attn: James S. Painter
Facsimile:(321) 218-9115

     (f) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.

     (g) Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     (h) Further Assurances. The Company and EMC shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     (i) Law and Arbitration. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida applicable to contracts executed and performed in such State, without giving effect to conflict of law principles. All controversies, claims and matters of difference arising between the parties under this Agreement shall be submitted to binding arbitration in Orange County, Florida under the Commercial Arbitration Rules of the American Arbitration Association ("the AAA") from time to time in force (to the extent not in conflict with the provisions set forth herein). This Agreement to arbitrate shall be specifically enforceable under applicable law in any court of competent jurisdiction. Notice of the demand for arbitration shall be filed in writing with the other parties to this Agreement and with the AAA. Once the arbitral tribunal has been constituted in full, a hearing shall be held and an award rendered as soon as practicable. The demand for arbitration shall be made within a reasonable time after the claim, dispute or other matter in question has arisen, and the parties are not making progress toward a resolution. In no event shall it be made after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter would be barred by the applicable contractual or other statutes of limitations. The parties shall have reasonable discovery rights as determined by the arbitration. The award rendered by the arbitrators shall be final and judgment

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may be  entered  in  accordance  with  applicable  law and in any  court  having jurisdiction thereof. The decision of the arbitrators shall be rendered in writing and shall state the manner in which the fees and expenses of the arbitrators shall be borne.

     (j) Waivers. No delay on the part of any party in exercising any right, power, or privilege hereunder shall operate as a waiver thereof. Nor shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege. The rights and remedies of any party based upon, arising out of or otherwise in respect of any inaccuracy in or breach by any other party of any representation, warranty, covenant or Agreement contained in this Agreement shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any claim of any such inaccuracy or breach is based may also be the subject matter of any other representation, warranty, covenant or Agreement contained in this Agreement (or in any other Agreement between the parties) as to which there is no inaccuracy or breach.

     (k) Variations in Pronouns. Wherever the context shall so require, all words herein in the male gender shall be deemed to include the female or neuter gender and vice versa, all singular words shall include the plural, and all plural words shall include the singular. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

     (l) Presumption Against Scrivener. Each party waives the presumption that this Agreement is presumed to be in favor of the party which did not prepare it, in case of a dispute as to interpretation.

     (m) Attorney's Fees. In the event either party is in default of the terms or conditions of this Agreement and legal action is initiated or suit be entered as a result of such default, the prevailing party shall be entitled to recover all costs incurred as a result of such default including all costs, reasonable attorney fees, expenses and court costs through trial, appeal and to final disposition.

     (n) Authority. Each of EMC and the Company has the full legal right and power and all authority and approval required to enter into, execute and deliver this Agreement and to perform fully the obligations hereunder including all requisite manager, member or director approvals, as applicable. This Agreement has been duly executed and delivered and is the valid and binding obligation of EMC and the Company enforceable in accordance with its terms, except as may be limited by bankruptcy, moratorium, insolvency, or other similar laws generally affecting the enforcement of creditors' rights. Each of EMC and the Company represents that except with respect to existing Company Information and properly licensed materials, the performance, distribution, or use of anticipated materials will not violate the rights of any third parties. The execution and delivery of this Agreement and the other agreements contemplated hereunder, and the consummation of the transactions contemplated hereby and thereby, and the performance of this Agreement by EMC and the Company, in accordance with their respective terms and conditions, will not: (i) require the approval or consent of any foreign, federal, state, county, local, or other governmental or regulatory body or the approval or consent of any other person; (ii) conflict with or result in any breach or violation of any of the terms and conditions of, or constitute (or with notice or lapse of time or both would constitute) a default under any order, judgment, or decree applicable to EMC or the Company, as applicable, or any instrument, contract, or other agreement to which EMC or the Company is a party or by or to which EMC or the Company is bound or subject; or (iii) result in the creation of any lien or other encumbrance on the assets or properties of EMC or the Company.

     (o) Failure to Perform. In the event EMC fails to perform its work or services hereunder for any reason, its entire liability to the Company shall not exceed the actual damage to the Company as a result of such non-performance. In no event shall EMC be liable to the Company or any other party for any indirect, special or consequential damages.

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have executed this Agreement as of the date set forth below:

                                                EMC:

                                                Emerging Markets Consulting, LLC

                                                By:    /s/ James S. Painter
                                                       --------------------
                                                Name:  James S. Painter
                                                Title: Chief Executive Officer
                                                Date:  April 7, 2006

                                                COMPANY:

                                                Intraop Medical Corporation

                                                By:      /s/ Donald A. Goer
                                                         ------------------
                                                Name:    Dr. Donald A. Goer
                                                Title:   Chief Executive Officer
                                                Date:    April 6, 2006

                                    EXHIBIT A
                                    ---------
                             Description of Services

Services provided by EMC to the Company may include the following, as requested by the Company:

          (a) Arranging for and providing electronic media and web cast services to enable the Company to conduct conference calls between it and the public on a monthly basis starting no later than three weeks after signing this Agreement.

          (b) Drafting and/or editing and/or designing and/or assembling the Company Information (as defined in Section 7), including but not limited to information used in electronic media, web casts, information provided verbally or in writing, information provided to persons or entities in EMC's email address database, data and information provided to Wall Street Capital Funding, information contained in press releases concerning the Company, and information disseminated about the Company at any seminar or trade show. The Company and EMC shall review and mutually agree on the specific services to be provided under this paragraph (b).

          (c) Make calls to and attend meetings with registered brokers selected by EMC, with the prior written consent of the Company. The initial call to the registered brokers will provide a brief explanation of the Company. The phone call will be followed promptly by a fax or email to the registered brokers in a bullet sheet format that provides more detail for the registered broker to review. The initial call to the registered brokers will be followed up by a number of follow up calls to the registered brokers over time, not less than 1-5 follow-up calls per month, which will discuss Company developments reflected in news releases and SEC filings. EMC will make a minimum of 200 and maximum of 450 contacts a week to registered brokers during the term of this Agreement and will provide the Company with adequate documentation to verify the number of contacts and identity of brokers contacted.

          (d) Dissemination of one Wall Street News Alerts by Wall Street Capital Funding no later than April 15th.

          (e) Dissemination of a Company profile approved by the Company to EMC's existing email address database no later than 2 business days after signing this Agreement and distribute updates to such profile on a quarterly basis thereafter.

          (f) Edit up to 20 press releases per quarter, as provided by the Company.

          (g) Dissemination of the Company Information Package at trade shows that will be attended by EMC. Provide the Company with a list of trade shows EMC plans on attending in the six months following the signing of this agreement.

          (h) Provide the Company with a monthly report on or before the 5th business day of each month summarizing EMC's services performed under this Agreement for the preceding month and its planned services for the current month. Such report will be in form and substance satisfactory to the Company and EMC.

                                    EXHIBIT B
                                    ---------

                                 Form of Warrant

                                 (see attached)

THIS WARRANT AND THE SECURITIES ISSUABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), NOR HAVE THEY BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE, AND THEY MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.


                               WARRANT TO PURCHASE
                                 COMMON STOCK OF
                           INTRAOP MEDICAL CORPORATION

     FOR VALUE RECEIVED, subject to the terms and conditions herein set forth, Emerging Markets Consulting, LLC, a Florida limited liability company ("Holder") is entitled to purchase from Intraop Medical Corporation, a Nevada corporation (the "Company"), at any time prior to the Expiration Date (as defined below), at a price per share as set forth in Section 1 hereof (the "Warrant Price"), the number of fully paid and non-assessable shares of common stock of the Company, $0.001 par value, ("Common Stock") as set forth in Section 2 hereof (the "Shares").

     1. Warrant Price. The Warrant Price for each of the Shares purchasable hereunder shall be __________ ($________) (the "Warrant Price"), subject to adjustment as provided in Section 10.

     2. Number of Shares. The number of Shares issuable upon exercise of this Warrant shall be _____________, subject to adjustment as provided in Section 10.

     3. Expiration of Warrant. Subject to earlier termination in accordance with
Section 8 below, this Warrant shall expire and shall no longer be exercisable after April __, 2011 (the "Expiration Date"). Prior to the Expiration Date, the Company may not call or otherwise redeem this Warrant without the prior written consent of Holder.

     4. No Fractional Shares. This Warrant may not be exercised as to fractional Shares.

     5. No Stockholder Rights. This Warrant shall not entitle Holder to any of the rights of a stockholder of the Company until such time as Holder exercises this Warrant.

     6. Reservation of Shares. The Company covenants that during the period this Warrant is exercisable it will reserve from its authorized and unissued shares of Common Stock a sufficient number of shares to provide for the issuance of the maximum number of shares of Common Stock issuable upon the exercise of this Warrant. The Company agrees that its issuance of this Warrant shall constitute full authority to its officers to instruct the Company's transfer agent to issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

     7. Exercise of Warrant.

          (a) This Warrant may be exercised by Holder, in whole or in part, by the surrender of this Warrant at the principal office of the Company, together with the Subscription Form attached hereto duly completed and executed, accompanied by payment in full of the aggregate Warrant Price for the Shares being purchased upon such exercise. In the event of exercise of this Warrant in compliance with the provisions hereof, certificates for the Shares so purchased shall be delivered to Holder promptly and, unless this Warrant has been fully exercised or expired, a new Warrant representing that portion of the Shares, if any, with respect to which this Warrant will not then have been exercised, shall be issued to Holder. The Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and Holder shall be treated for all purposes as the holder of record of such shares as of the close of business on such date.

     In lieu of  exercising  this  Warrant  pursuant to the first  paragraph  of
Section 7 (a), Holder may elect to receive Shares equal to the value of this Warrant (or any portion thereof remaining unexercised) by surrender of this Warrant at the principal office of the Company together with the Subscription Form, in which event the Company shall issue to Holder a number of Shares computed using the following formula:

                X  = Y (A-B)
                    ---------
                        A

Where X = the number of Shares to be issued to Holder.

     Y = the number of Shares for which this Warrant is then being exercised (at the date of such exercise).

     A    = the fair market value of one Share (at the date of such exercise).

     B    = the Warrant Price (as adjusted to the date of such exercise).

For purposes of this subsection fair market value of one Share shall mean:

     (i) The average of the closing bid and asked prices of the Common Stock quoted in the NASDAQ National Market System or the Over-the-Counter market or the closing price quoted on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the five (5) trading days prior to the date of determination of the fair market value; or

     (ii) If the Common Stock is not publicly traded, the per share fair market value of the Common Stock shall be determined in good faith by the Company's Board of Directors. If Holder disagrees with the determination by the Board of Directors of the fair market value of the Common Stock then such fair market value shall be determined by an independent appraiser selected jointly by the Company and Holder. The cost of such appraisal shall be paid equally by the Company and Holder.

          (b) As promptly as practicable on or after such date, the Company shall cause to be issued and delivered to Holder a certificate or certificates for the number of full Shares issuable upon such exercise. Notwithstanding the foregoing or any other provision of this Warrant, this Warrant can be exercised in whole or in part, provided that each partial exercise shall not be for less than one thousand (1,000) Shares at any time unless at such time less than one thousand (1,000) such Shares are subject to such exercise.

          (c) Issuance of certificates for the Shares upon the exercise of this Warrant shall be made without charge to the registered holder hereof for any issue or transfer tax or other incidental expense with respect to the issuance of such certificates, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the registered holder of this Warrant or in such name or names as may be directed by the registered holder of this Warrant; provided, however, that in the event certificates for the Shares are to be issued in a name other than the name of the registered holder of this Warrant, this Warrant, when surrendered for exercise, shall be accompanied by the Assignment Form attached hereto duly executed by Holder hereof, and provided further, that any such transfer shall comply with Section 9 hereof.

          8. Automatic Termination. In the event of the sale of all or substantially all the capital stock, or substantially all the assets, of the Company in a merger, business combination, or other form of business transaction in which the Company's stockholders do not own at least a majority of the outstanding voting securities of the surviving corporation or business entity after such transaction (based solely on such Company stockholders' holdings of the Company prior to the transaction) then the Company shall give Holder at least twenty (20) days written notice of the proposed effective date and terms of such offering, transaction or agreements, and if this Warrant has not been exercised before the effective date set forth in such notice, then this Warrant and the rights hereunder shall automatically terminate in its entirety.

          9. Transfer or Assignment of Warrant.

          (a) This Warrant, and any rights hereunder, may not be assigned or transferred, except as provided herein and in accordance with and subject to the provisions of (i) applicable state securities laws, and (ii) the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (such Act and such rules and regulations being hereinafter collectively referred to as the "Act"). Any purported transfer or assignment made other than in accordance with this Section 10 shall be null and void and of no force and effect.

          (b) This Warrant, and any rights hereunder, may be transferred or assigned only upon receipt by the Company of (i) notice of the proposed transfer or assignment and a detailed statement of the circumstances surrounding the proposed transfer or assignment and (ii) if reasonably requested by the Company, an opinion of counsel reasonably satisfactory to the Company that (i) the transferee is a person to whom this Warrant may be legally transferred without registration under the Act, and (ii) such transfer will not violate any applicable law or governmental rule or regulation, including, without limitation, any applicable federal or state securities law.

          (c) Any assignment permitted hereunder shall be made by surrender of this Warrant to the Company at its principal office with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, if any. In such event, the Company shall, without charge, execute and deliver a new warrant in the name of the assignee named in such instrument of assignment in the amount so assigned and this Warrant shall be promptly canceled, provided, however, that in the event that Holder hereof shall assign or transfer less than the full amount of this Warrant, a new warrant evidencing the remaining portion of this Warrant not so assigned or transferred shall be issued in the name of Holder.

     10. Adjustments to Warrant Price and Shares.

     (a) If outstanding shares of the Company's Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Warrant Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Warrant Price in effect
immediately   prior  to  such  combination   shall,   simultaneously   with  the
effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Warrant Price, the number of shares of Common Stock purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Warrant Price in effect immediately prior to such adjustment, by (ii) the Warrant Price in effect immediately after such adjustment.

     (b) When any adjustment is required to be made in the number of shares of Common Stock purchasable hereunder or the Warrant Price pursuant to this Section 10, the Company shall promptly mail to Holder a certificate setting forth (i) a brief statement of the facts requiring such adjustment, (ii) the Warrant Price after such adjustment and (iii) the kind and amount of stock or other securities or property into which this Warrant shall be exercisable after such adjustment.

     (c) The Company shall not, by amendment of its Certificate of Incorporation, as amended from time to time, or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of its terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of all the provisions of this Section 10 and in taking all such action as may be necessary or appropriate to protect Holder's rights under this Section 10 against impairment.

     11. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new warrant identical in tenor and date in lieu of this Warrant.

     12. General. This Warrant shall be governed by and interpreted in accordance with the laws of the State of California, except for its principles of conflicts of laws. The headings in this Warrant are for purposes of convenience and reference only and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but rather only by an instrument in writing signed by the Company and Holder. This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute in this Warrant. All notices and other communications from the Company to Holder shall be mailed by prepaid courier or first-class registered or certified mail, postage pre-paid, to the address furnished to the Company in writing by the last holder who shall have furnished an address to the Company in writing.

                [remainder of this page intentionally left blank]

     Issued this ___ day of _______, 2006.

                                                   INTRAOP MEDICAL CORPORATION


                                                   By:  ________________________
                                                        Name:  Donald A. Goer
                                                        Title: President and CEO

                                SUBSCRIPTION FORM


     The undersigned registered owner of the Warrant which accompanies this Subscription Form hereby irrevocably (a) exercises such warrant for, and purchases ______ shares of Common Stock (the "Shares") of Intraop Medical Corporation, a Nevada corporation (the "Company"), purchasable upon the exercise of such Warrant, and herewith makes payment therefor, or (b) exercises such Warrant for ______ shares of Intraop Medical Corporation Common Stock purchasable under the Warrant pursuant to the net exercise provisions of the second paragraph of Section 7(a) of such Warrant all at the price and on the terms and conditions specified in such Warrant.

     1.01 Authorization. This exercise constitutes a valid and legally binding obligation of the undersigned, enforceable in accordance with its terms.

     1.02 Investment Representation. The undersigned acknowledges, represents, and warrants that it (a) has a preexisting personal or business relationship with the Company, and/or by reason of its business or financial experience has the capacity to protect its own interests in connection with the transaction, and (b) is an "accredited investor" under Regulation D of the Securities Act of 1933, as amended (the "Act"). The undersigned further acknowledges that it is aware that the Shares have not been registered under the Act, or qualified under any state's securities laws. The Shares are being acquired for investment purposes only and not for sale or with a view to distribution of all or any part thereof.

     1.03 Access to Information. The undersigned represents that it has or will have had upon exercise of the Warrant an opportunity to ask questions of and receive answers from the Company regarding the terms and conditions of its purchase of the Shares concerning the business, financial affairs and other aspects of the Company, and it has further had the opportunity to obtain any information (to the extent the Company possesses or can acquire such information without unreasonable effort or expense) which it deems necessary to evaluate its investment or to verify the accuracy of information otherwise provided to it. The undersigned acknowledges that it is not relying upon any person, firm or corporation (other than the Company and its officers and directors) in making its investment or decision to invest in the Company, and the undersigned represents that it has been solely responsible for its own "due diligence" investigation of the Company and its management and business, for its own analysis of the merits and risks of this investment.

     1.04 Investment Experience. The undersigned represents and warrants that by reason of its financial and business experience, it has the capacity to protect its interests in connection with these transactions.

     1.05 Restricted Securities. The undersigned understands that the Shares will be characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering, and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances and that otherwise such securities must be held indefinitely. In this connection, the undersigned represents that it is familiar with SEC Rule 144, as presently in effect, and the conditions which must be met in order for that Rule to be available for resale of "restricted securities," and understands the resale limitations imposed by the Act.

     1.06 Further Limitations on Disposition. Without in any way limiting the representations set forth above, the undersigned further agrees not to make any disposition of all or any portion of the Shares unless and until:

     (a) There is then in effect a "Registration Statement" under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement and any applicable requirements of state securities laws; or

     (b) (i) the undersigned shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, shall have furnished the Company with an opinion of counsel (except for dispositions pursuant to Rule 144 of the Rules and Regulations under the Act which dispositions shall not so require an opinion of counsel) reasonably satisfactory to the Company, that such disposition will not require registration of the Shares under the Act or the consent of or permit from appropriate authorities under any applicable state securities law.

     (c) Notwithstanding the provisions of paragraphs (a) and (b) above, no such Registration Statement or opinion of counsel shall be necessary for a transfer by the undersigned to a constituent stockholder or constituent partner (including any constituent of a constituent) of the undersigned, if the transferee or transferees agree in writing to be subject to the terms hereof to the same extent as if they were the undersigned hereunder.

     2. RESTRICTIONS ON THE TRANSFER OF SECURITIES.

     2.01 Corporate Securities Law. The Shares shall be transferred only in compliance with the conditions specified in Section 1.06, which conditions are intended to ensure compliance with the provisions of the Act and state securities laws with respect to the transfer of any such securities. Each certificate representing the Shares shall bear at least a legend substantially in the following form until such time as the conditions of such legend have been met:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), NOR HAVE THEY BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. NO TRANSFER OF SUCH SECURITIES WILL BE PERMITTED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER, THE TRANSFER IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT OR AS OTHERWISE PERMITTED BY THE COMPANY, OR IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT AND WITH APPLICABLE STATE SECURITIES LAWS.

The Company shall, within ten (10) days of the request of any holder of a certificate bearing the foregoing legend and the surrender of such certificate, issue a new stock certificate in the name of the transferee provided that there has been compliance with the provisions of subsection 1.06 above.

     2.02 Additional Legends. The Company may also impose any additional legend required under applicable federal or state securities laws or permitted under its bylaws and shall be entitled to issue stop transfer notices on its books with respect to any securities purchased hereunder until the conditions set forth in the applicable legends have been met.

     Dated:_______________


                                    --------------------------------------------
                                    (Signature of Registered Owner)

                                    --------------------------------------------
                                    (Name)

                                    --------------------------------------------
                                    (Street Address)

                                    --------------------------------------------
                                    (City, State, Zip Code)

                                    --------------------------------------------
                                    Social Security or Tax Identification Number

     If the number of Shares issuable upon this exercise shall not be all of the Shares which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a new warrant evidencing the right to purchase the Shares not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

--------------------------------------------------------------------------------
                         (Please print name and address)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Date:_______________                Name of Holder:
                                    (Print)_____________________________________

                                    (By)________________________________________
                                    (Name:)
                                    (Title:)

                                    (Signature must conform in all respects to name of holder as specified on the face of the Warrant)

                               FORM OF ASSIGNMENT
                               ------------------

                 (To be signed only upon assignment of Warrant)


     FOR VALUE  RECEIVED,  the undersigned  hereby sells,  assigns and transfers unto:
                        --------------------------------
                        --------------------------------
                        --------------------------------

          (Name and address of assignee must be printed or typewritten)

___________ shares of Intraop Medical Corporation Common Stock purchasable under the within Warrant, hereby irrevocably constituting and appointing ______________________ Attorney to transfer said Warrant on the books of the Company, with full power of substitution in the premises.

     Dated: ___________


                                                 -------------------------------
                                                 (Signature of Registered Owner)